Exhibit 99.1

United Homes Group Announces Acquisition of Rosewood Communities

COLUMBIA, SC, October 26, 2023—United Homes Group, Inc. (“UHG”) (NASDAQ: UHG), a leading homebuilder in the Southeast, today announced that it has acquired Rosewood Communities, a home builder in the Upstate region of South Carolina. Rosewood Communities builds homes primarily in the rapidly growing Greenville and Clemson markets.

“Acquiring Rosewood Communities is a great opportunity to expand our existing footprint in the Upstate area,” said UHG Chief Executive Officer Michael Nieri. “With a world-class university in Clemson and a booming industrial base in Greenville with employers like BMW, Upstate South Carolina is a fast growing, attractive new home market. Rosewood’s innovative home designs will also allow us to diversify our product offering in the Upstate, and we plan on using their designs in our other markets.”

Mark Nyblom, former owner of Rosewood Communities, will stay on as Division Manager - Rosewood. Originally from Finland, Nyblom came to the United States in 1994 and formed Rosewood Communities in 1998. Rosewood Communities primarily operated as a developer until 2008, when the company initiated its concept of low-maintenance cottage-style communities. “I am very pleased to become part of the UHG team. The UHG story is inspiring, and I believe that Rosewood Communities will bring a lot to the table as a member of the family. The combination of the UHG land-light business model and focus on the Southeast is very promising, and my team and I are very excited about the future.”

“The acquisition of Rosewood Communities is consistent with the strategic vision we announced when we became a public company,” said Jack Micenko, President of UHG. “We plan to continue deploying capital into thoughtfully chosen acquisitions of private builders. The Rosewood transaction follows our entrance into the Raleigh, NC market in August of this year. We will continue to focus on growth via both entry into new markets and adding builders that allow us to offer a more diversified product set.”

Inclusive of the Rosewood communities, UHG will operate 19 communities in the Upstate South Carolina market with plans to expand further. Prices on Rosewood Communities’ unique cottage-style homes range from $450,000 to over $1,000,000. Targeted to empty nesters and move-up buyers, the homes offer master-on-main and loft designs with appealing architecture and custom finishes.

More information is available at www.rosewoodcommunities.com.

About United Homes Group, Inc.

UHG is a publicly traded residential builder headquartered in Columbia, SC. The company currently operates and builds new home communities located in South Carolina, North Carolina and Georgia. UHG has been recognized as one of the top 50 builders by Builder magazine.

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